CAPITAL ONE
MASTER TRUST
TRUST EXCESS SPREAD ANALYSIS -                                           MAY-02

Card Trust                              COMT 96-3        COMT 97-1        COMT 97-2       COMT 98-1
Deal Size                                 $500MM           $608MM          $502MM           $591MM
Expected Maturity(Class A):             1/15/2004        6/15/2002        8/15/2002       4/15/2008
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Excess Spread:
      Portfolio Yield                     21.10%           21.10%          21.10%           21.10%
       LESS:   (Wt Avg) Coupon            1.85%            1.85%            1.83%           6.09%
               SVC Fees                   1.50%            1.50%            1.50%           1.50%
               Charge-Offs                4.02%            4.02%            4.02%           4.02%

Excess Spread:             May-02         13.73%           13.74%          13.75%           9.49%
                           Apr-02         13.63%           13.65%          13.67%           9.61%
                           Mar-02         14.79%           14.84%          14.87%           10.74%
3-Mo Avg Excess Spread                    14.05%           14.07%          14.10%           9.95%
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Delinquents:   30 to 59 days              1.55%            1.55%            1.55%           1.55%
               60 to 89 days              1.00%            1.00%            1.00%           1.00%
               90+ days                   2.24%            2.24%            2.24%           2.24%

Monthly Payment Rate                      16.27%           16.27%          16.27%           16.27%


Card Trust                              COMT 98-4        COMT 99-1        COMT 99-3       COMT 00-1
Deal Size                                 $750MM           $625MM          $500MM           $600MM
Expected Maturity(Class A):             11/15/2003       05/15/2004       07/17/2006      02/17/2003
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Excess Spread:
      Portfolio Yield                     21.10%           21.10%          21.10%           21.10%
       LESS:   (Wt Avg) Coupon            5.06%            2.22%            2.38%           7.16%
               SVC Fees                   1.50%            1.50%            1.50%           1.50%
               Charge-Offs                4.02%            4.02%            4.02%           4.02%

Excess Spread:             May-02         10.52%           13.36%          13.20%           8.42%
                           Apr-02         10.67%           13.20%          13.03%           8.52%
                           Mar-02         11.79%           14.39%          14.22%           9.65%
3-Mo Avg Excess Spread                    10.99%           13.65%          13.48%           8.86%
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Delinquents:   30 to 59 days              1.55%            1.55%            1.55%           1.55%
               60 to 89 days              1.00%            1.00%            1.00%           1.00%
               90+ days                   2.24%            2.24%            2.24%           2.24%

Monthly Payment Rate                      16.27%           16.27%          16.27%           16.27%

Card Trust                              COMT 00-2        COMT 00-3        COMT 00-4       COMT 00-5
Deal Size                                 $750MM          $1000MM          $1200MM         $1250MM
Expected Maturity(Class A):             06/15/2005       08/15/2007      10/17/2005       10/15/2003
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Excess Spread:
      Portfolio Yield                     21.10%           21.10%          21.10%           21.10%
       LESS:   (Wt Avg) Coupon            7.26%            2.39%            5.99%           5.90%
               SVC Fees                   2.00%            2.00%            2.00%           2.00%
               Charge-Offs                4.02%            4.02%            4.02%           4.02%

Excess Spread:             May-02         7.82%            12.69%           9.09%           9.18%
                           Apr-02         7.92%            12.51%           9.23%           9.32%
                           Mar-02         9.05%            13.71%          10.34%           10.44%
3-Mo Avg Excess Spread                    8.26%            12.97%           9.55%           9.65%
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Delinquents:   30 to 59 days              1.55%            1.55%            1.55%           1.55%
               60 to 89 days              1.00%            1.00%            1.00%           1.00%
               90+ days                   2.24%            2.24%            2.24%           2.24%

Monthly Payment Rate                      16.27%           16.27%          16.27%           16.27%


Card Trust                              COMT 01-1        COMT 01-2        COMT 01-3       COMT 01-4
Deal Size                                $1200MM          $1200MM          $750MM          $1000MM
Expected Maturity(Class A):            02/15/2008       03/15/2006       05/15/2006       06/15/2004
-------------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                     21.10%           21.10%          21.10%           21.10%
       LESS:   (Wt Avg) Coupon            1.97%            5.06%            5.05%           1.95%
               SVC Fees                   2.00%            2.00%            2.00%           2.00%
               Charge-Offs                4.02%            4.02%            4.02%           4.02%

Excess Spread:             May-02         13.11%           10.03%          10.03%           13.13%
                           Apr-02         13.00%           10.17%          10.17%           13.04%
                           Mar-02         14.17%           11.28%          11.28%           14.24%
3-Mo Avg Excess Spread                    13.43%           10.49%          10.49%           13.47%
-------------------------------------------------------------------------------------------------------

Delinquents:   30 to 59 days              1.55%            1.55%            1.55%           1.55%
               60 to 89 days              1.00%            1.00%            1.00%           1.00%
               90+ days                   2.24%            2.24%            2.24%           2.24%

Monthly Payment Rate                      16.27%           16.27%          16.27%           16.27%

Card Trust                              COMT 01-5        COMT 01-6        COMT 01-7       COMT 01-8
Deal Size                                $1000MM          $1300MM          $1000MM         $1000MM
Expected Maturity(Class A):            08/15/2006        08/15/2008       10/15/2004      10/16/2006
-------------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                     21.10%           21.10%          21.10%           21.10%
       LESS:   (Wt Avg) Coupon            4.92%            2.23%            3.70%           4.35%
               SVC Fees                   2.00%            2.00%            2.00%           2.00%
               Charge-Offs                4.02%            4.02%            4.02%           4.02%

Excess Spread:             May-02         10.16%           12.85%          11.38%           10.73%
                           Apr-02         10.29%           12.69%          11.51%           10.86%
                           Mar-02         11.41%           13.88%          12.63%           11.98%
3-Mo Avg Excess Spread                    10.62%           13.14%          11.84%           11.19%
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Delinquents:   30 to 59 days              1.55%            1.55%            1.55%           1.55%
               60 to 89 days              1.00%            1.00%            1.00%           1.00%
               90+ days                   2.24%            2.24%            2.24%           2.24%

Monthly Payment Rate                      16.27%           16.27%          16.27%           16.27%

Card Trust                              COMT 02-1        COMT 02-2        COMT 02-3
Deal Size                                 $985MM           $620MM          $1350MM
Expected Maturity(Class A):            01/15/2009       03/15/2007       04/15/2005
-------------------------------------------------------------------------------------------------------
Excess Spread:
      Portfolio Yield                     21.10%           21.10%          21.10%
       LESS:   (Wt Avg) Coupon            2.00%            1.94%            1.92%
               SVC Fees                   2.00%            2.00%            1.47%
               Charge-Offs                4.02%            4.02%            4.02%

Excess Spread:             May-02         13.08%           13.14%          13.69%
                           Apr-02         12.97%           14.04%           #N/A
                           Mar-02         14.14%            #N/A            #N/A
3-Mo Avg Excess Spread                    13.40%            #N/A            #N/A
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Delinquents:   30 to 59 days              1.55%            1.55%            1.55%
               60 to 89 days              1.00%            1.00%            1.00%
               90+ days                   2.24%            2.24%            2.24%

Monthly Payment Rate                      16.27%           16.27%          16.27%

This material is for informational purposes only and is not an offer of securities for sale in the United States. These securities will not be and have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent of registration of an applicable exemption from the registration requirements.

COMMENTS: Capital One Master Trust performance statistics are also available at the Capital One web site:

http://capitalone.com/invest/financials/abs.html